ARTISAN INTERNATIONAL VALUE FUND

Summary Prospectus
Institutional Shares	Ticker: None	January 28, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan/institutional.aspx. You can also get this information at no cost by calling 1-800-399-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated January 28, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Artisan International Value Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee (the Fund will charge you a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.97%
Distribution (12b-1) Fees	None
Other Expenses	0.07
Acquired Fund Fees and Expenses[1]	0.02
Total Annual Fund Operating Expenses	1.06

[1]

“Acquired Fund Fees and Expenses” are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of Acquired Funds.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies of all sizes. The Fund’s investment process focuses on identifying what Artisan considers to be high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

Artisan’s in-depth research process focuses on four key investment characteristics:

•

Undervaluation. Determining the intrinsic value of the business is the heart of Artisan’s research process. Artisan believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. Artisan seeks to invest at a significant discount to Artisan’s estimate of the intrinsic value of a business.

•	Business Quality. Artisan seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•

Financial Strength. Artisan believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•	Shareholder-oriented Management. Artisan’s research process attempts to identify management teams with a history of building value for shareholders.

Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to Artisan’s estimate of the company’s intrinsic value. Artisan assembles the portfolio by taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification and risk management). Weightings of securities are re-adjusted periodically and are subject to investment related considerations, including diversification and liquidity.

The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other equity and equity-linked securities of non-U.S. companies. The Fund invests primarily in developed markets but may also invest in emerging and less developed markets. The Fund may invest in companies of any size. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Stock Market Risks. While common stocks and other equity securities have shown greater growth than other types of securities over time, in the short-term, stock prices fluctuate widely in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments typically are greater in emerging and less developed markets. For example, many emerging markets governments participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of a Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•

Small and Medium-Sized Company Risks. Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level Artisan considers its intrinsic value.

•

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Investing in IPOs Risks. Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s calendar year by year returns. This information shows how the Fund’s returns have varied over time. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year By Year Total Returns

Best Quarter	26.05%	(quarter ended 6/30/09)
Worst Quarter	-15.86%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2009)

The following table shows the Fund’s average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/09

	1-Year	Since Inception (10/1/06)
Return before taxes	33.81%	1.09%
Return after taxes on distributions	33.20	-0.07
Return after taxes on distributions and sale of Fund shares	22.27	0.60
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	31.78	-2.68
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)	34.23	-3.69

Updated Fund performance information may be obtained by calling 800.399.1770.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
N. David Samra	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2002
Daniel J. O’Keefe	Portfolio Manager, Artisan Partners	Since October 2006

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

To open an account	$1,000,000
Minimum balance required	$1,000,000

The Fund may, at its discretion, accept a smaller initial investment amount or waive the minimum initial investment amount for investment into the Fund if certain conditions are met. Please see “Investing with Artisan Funds – Minimum Investments” in the Fund’s statutory prospectus for additional information.

You may purchase or redeem shares by telephone or written request sent to the Fund by mail on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

Case Label #00071792